                                 MAIRS AND POWER
                               BALANCED FUND, INC.

    3RD QUARTER REPORT
    September 30, 2001

    To Our Shareholders:                                       November 15, 2001

    THIRD QUARTER RESULTS

The defining event of the third quarter most certainly was the terrorist action directed against the Pentagon and World Trade Center on September 11, 2001 and subsequent declaration of war by the U. S. The resulting economic fall-out and stock market melt-downs both here and abroad caused the Federal Reserve to take aggressive stimulative action by dropping interest rates to their lowest level in nearly forty years. Because of the Fund's near 40% commitment to fixed income securities and cash equivalents, investment results held up much better than the popular stock market averages. Based on a September 30, 2001 net asset value of $47.45 per share, the Fund experienced a negative total investment return of -4.7% after adjustment for the reinvestment of cash dividends. By comparison, the Standard & Poor's and Dow Jones Industrial Average produced negative returns of -14.6% and -15.3%, respectively. The Lehman Bros.Gov't/Corp. Bond Index exhibited a most satisfactory +4.8% return because of the fall in interest rates. For the first nine months, the Fund had a negative return of -6.5% compared to comparable negative returns for the S & P 500 and DJIA of -20.3% and -16.8%, respectively. The Lehman Bros. Gov't/Corp. Bond Index returned a rather impressive +8.4%, again reflecting the decline in interest rates.

With the overall economy already in a weakened state on September 11th, it did not take much of a change in business and consumer spending trends to push it into negative territory. The resulting shock translated quickly into rising lay-offs and further cutbacks in business spending for plant and equipment. Consumer spending fell precipitously in line with consumer confidence, which fell to the lowest level in seven years. As a result, third quarter real Gross Domestic Product fell 0.4%, the biggest decline in a decade. Corporate profits also declined dramatically with BUSINESS WEEK'S Corporate Scoreboard, a 900 company survey, registering a 55% drop. It should be noted that this figure continued to be heavily influenced by special charges and write-offs related to restructuring programs.

As might be expected, the more cyclically sensitive sectors of the stock market suffered the most from the weakening economy with technology, consumer cyclicals and basic industries experiencing the biggest declines. Defensive sectors such as consumer staples, health care and telecommunication services held up relatively well even though earnings in some instances were rather weak. Because of a sudden flight to quality, larger cap issues performed significantly better than small and mid-cap issues unlike the second quarter. Within the Fund, holdings of American Water Works (+19.8%), Baxter International (+12.3%) and Kimberly-Clark (+10.9%) were among the best performing issues while those that fared the worst included Qwest Communications (-47.6%), Corning (-47.2%) and Delta Air Lines (-40.2%).

FUTURE OUTLOOK

Because of the traumatic effect of the events of September 11th along with the possibility of future terrorist activity, it is very difficult to make meaningful forecasts for the future. However, if one assumes the worst is behind us, we would expect the economy to respond to recent monetary and fiscal stimulative moves and bottom-out either in the fourth quarter of this year or early in the first half of next year. If this forecast proves to be correct, we would expect the rate of economic growth to show a gradual recovery back to the 2-3% range by the end of 2002. In comparison to past recoveries, this recovery seems likely to be constrained by continuing high consumer debt levels, significant excess capacity and the likelihood of lingering economic weakness in most other industrialized countries around the world for the foreseeable future. However, corporate profits should quickly bounce back to 2000 levels with any improvement in final demand and considering the effects of renewed efforts to cut costs.

Because of the aggressive action already taken by the Federal Reserve to limit the economic impact of recent events, any further moves to reduce interest rates and increase liquidity would likely to be limited in scope at this time. More importantly, a meaningful economic recovery in the year ahead could trigger quite the opposite reaction, especially with any rekindling of concerns over the future rate of inflation. Consequently, the next major move in interest rates seems more likely to be a function of restraint on the up-side rather than for additional stimulation on the down-side.

Given our forecast for economic recovery and snapback in corporate profits for the coming year, the outlook for the stock market seems favorable. However, considering the fact that most of the major market indices have already recovered all of the losses sustained after September 11th, further gains will likely be much more difficult to achieve and highly dependent on the speed and magnitude of the recovery in corporate profits. The continuing presence of historically high valuation levels also seems to argue for increased volatility in the months to come.

NEW DIRECTOR APPOINTED

At the September 11, 2001 meeting of the Board of Directors, Charles M. Osborne was appointed to the Board replacing the retiring Donald E. Garretson. Mr. Garretson retired after eighteen years of distinguished service. His leadership and wise counsel during his tenure will be greatly missed. Mr. Osborne brings a wealth of experience to the Board, having served as Vice President and Chief Financial Officer of the Deluxe Corporation and President and Chief Operating Officer of Graco, Inc.

                                                                William B. Frels
                                                                       President

SCHEDULE OF INVESTMENTS                                       SEPTEMBER 30, 2001

FIXED INCOME SECURITIES

  FACE                                                                    MARKET
 AMOUNT                         SECURITY DESCRIPTION                      VALUE
--------   -----------------------------------------------------------  ----------
           FEDERAL AGENCY OBLIGATIONS 10.0%
$250,000   Federal Home Loan Bank                     7.445%  08/15/07  $  269,428
 250,000   Federal Home Loan Bank                     7.235%  10/19/10     275,191
 250,000   Federal Home Loan Bank                     7.075%  07/25/12     258,777
 250,000   Federal Home Loan Bank                      7.00%  06/20/16     256,263
 250,000   Federal Home Loan Mortgage Corporation      6.25%  01/21/09     250,026
 250,000   Federal Home Loan Mortgage Corporation      6.45%  04/29/09     255,049
 250,000   Federal Home Loan Mortgage Corporation      6.60%  11/19/13     250,545
 250,000   Federal National Mortgage Association       6.18%  02/19/09     252,843
 500,000   Federal National Mortgage Association       6.49%  03/18/09     507,621
 300,000   Federal National Mortgage Association       7.00%  08/27/12     321,628
 250,000   Federal National Mortgage Association       6.98%  10/01/12     258,502
 250,000   Federal National Mortgage Association       6.92%  12/03/12     258,188
 250,000   Federal National Mortgage Association       6.37%  02/25/14     255,830
 250,000   Federal National Mortgage Association       7.00%  07/15/16     260,262
                                                                        ----------
                                                                         3,930,153
                                                                        ----------
           CORPORATE BONDS 22.8%
 250,000   J.C. Penney & Co.                           6.50%  06/15/02     249,434
 300,000   Bankers Trust NY Corp.                     7.125%  07/31/02     310,002
 250,000   General Mills, Inc.                         7.00%  09/16/02     258,498
 250,000   Cooper Tire & Rubber Co.                    7.25%  12/16/02     257,172
 250,000   Household Finance Corp.                     7.00%  02/15/03     261,021
 250,000   Ford Motor Credit Company                   6.70%  07/16/04     260,038
 250,000   Motorola, Inc.                              6.75%  02/01/06     246,526
 265,000   J.C. Penney & Co.                           6.00%  05/01/06     236,645
 250,000   Lucent Technologies                         7.25%  07/15/06     203,750
 250,000   Goodyear Tire & Rubber Co.                 6.625%  12/01/06     243,374
 250,000   Sherwin-Williams Co.                        6.85%  02/01/07     258,845
 250,000   Corning, Inc.                               7.00%  03/15/07     247,292
 250,000   Goodyear Tire & Rubber Co.                  8.50%  03/15/07     259,273
 250,000   Bankers Trust NY Corp.                      6.70%  10/01/07     262,969
 250,000   Corning, Inc.                               6.30%  03/01/09     229,257
 500,000   SuperValu, Inc.                            7.875%  08/01/09     482,110
 250,000   Daimler Chysler                             7.75%  01/18/11     261,607
 375,000   Sears Roebuck Acceptance Corp.              7.00%  02/01/11     368,920
 250,000   Hertz Corporation                           7.40%  03/01/11     261,364
 250,000   WorldCom Inc.                               7.50%  05/15/11     255,418
 250,000   General Foods Corporation                   7.00%  06/15/11     246,915
 250,000   Goodyear Tire & Rubber Co.                 7.857%  08/15/11     236,869
 200,000   Ford Motor Company Debentures               9.50%  09/15/11     235,021
 250,000   Kerr McGee Corp.                            7.00%  11/01/11     254,186
 250,000   Goldman Sachs & Company                     8.00%  03/01/13     276,100
 250,000   Allstate Corp.                              7.50%  06/15/13     273,230
 250,000   Willamette Industries                      7.125%  07/22/13     249,580
 500,000   General Motors Acceptance Corporation       7.30%  07/15/14     516,345
 250,000   Lincoln National Corp.                      7.00%  03/15/18     244,505
 500,000   Provident Companies                         7.00%  07/15/18     458,183
 250,000   South Jersey Gas Co.                       7.125%  10/22/18     237,860
 350,000   PPG Industries                              7.40%  08/15/19     342,008
                                                                        ----------
                                                                         8,984,317
                                                                        ----------
           CONVERTIBLE CORPORATE BONDS 0.7%
 150,000   Cray Research, Inc.                        6.125%  02/01/11      22,688
 250,000   Noram Energy                                6.00%  03/15/12     237,500
                                                                        ----------
                                                                        $  260,188
                                                                        ----------

  FACE                                                                    MARKET
 AMOUNT                        SECURITY DESCRIPTION                       VALUE
--------  -----------------------------------------------------------  -----------
          CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCK 0.9%
 6,000    Barclays Bank PLC, Series E                         $ 2.00    $   155,760
 2,500    J. P. Morgan Chase & Co., Series A., Adj Rate Pf    $ 5.00        203,375
                                                                        -----------
                                                                            359,135
                                                                        -----------
         TOTAL FIXED INCOME SECURITIES 34.4%                            $13,533,793
                                                                        -----------

COMMON STOCKS

 NUMBER                                                                  MARKET
OF SHARES                       SECURITY DESCRIPTION                     VALUE
---------  ---------------------------------------------------------  -----------
            BASIC INDUSTRIES  3.8%
   18,000   Bemis Company, Inc.                                       $   717,300
    4,000   H. B. Fuller                                                  183,200
   12,000   Weyerhaeuser Company                                          584,520
                                                                      -----------
                                                                        1,485,020
                                                                      -----------
            CAPITAL GOODS 5.9%
    7,000   Briggs & Stratton Corporation                                 218,470
   35,000   Graco Inc.                                                  1,057,000
   10,000   Ingersoll-Rand Company                                        338,000
   40,000   MTS Systems Corporation                                       460,000
    8,000   Pentair, Inc.                                                 246,160
                                                                      -----------
                                                                        2,319,630
                                                                      -----------
            CONSUMER CYCLICAL 0.7%
    5,000   Genuine Parts Company                                         159,300
   12,000   Sturm, Ruger & Co., Inc.                                      124,560
                                                                      -----------
                                                                          283,860
                                                                      -----------
            CONSUMER STAPLE 5.5%
    5,000   Eastman Kodak Company                                         162,650
    6,000   General Mills, Inc.                                           273,000
    6,000   Hershey Foods Corporation                                     392,220
   30,000   Hormel Foods Corporation                                      708,600
   10,000   Kimberly Clark                                                620,000
                                                                      -----------
                                                                        2,156,470
                                                                      -----------
            HEALTH CARE 9.5%
   10,000   American Home Products Corporation                            582,500
   10,000   Baxter International Inc.                                     550,500
   15,000   Bristol-Myers Squibb Company                                  833,400
    5,000   Merck & Co.                                                   333,000
   35,000   Pfizer Inc.                                                 1,403,500
    1,500   Zimmer Holdings                                                41,625
                                                                      -----------
                                                                        3,744,525
                                                                      -----------

 NUMBER                                                                  MARKET
OF SHARES                       SECURITY DESCRIPTION                     VALUE
---------  ---------------------------------------------------------  -----------
            ENERGY 7.7%
   15,000   BP PLC ADR                                                $   737,550
   10,000   Burlington Resources Inc.                                     342,100
   21,200   Exxon Mobil Corporation                                       835,280
    6,000   Murphy Oil Corporation                                        434,160
   15,000   Schlumberger, Limited                                         685,500
                                                                      -----------
                                                                        3,034,590
                                                                      -----------
            FINANCIAL 16.5%
   15,000   American Express Company                                      435,900
   10,000   Bank of America Corporation                                   584,000
   18,690   Community First Bankshares, Inc.                              448,934
    7,593   Jefferson-Pilot Corp.                                         337,736
   19,000   Merrill Lynch & Co., Inc.                                     771,400
   20,000   J. P. Morgan Chase & Co., Inc.                                683,000
   15,390   St. Paul Companies                                            634,376
   47,000   U.S. Bancorp                                                1,042,460
   35,000   Wells Fargo & Company                                       1,555,750
                                                                      -----------
                                                                        6,493,556
                                                                      -----------
            TECHNOLOGY 5.8%
   30,000   Corning Inc.                                                  264,600
   10,000   eFunds Corporation *                                          166,500
   10,000   Emerson Electric Co.                                          470,600
   24,000   Honeywell International                                       633,600
    8,000   International Business Machines Corporation                   738,400
                                                                      -----------
                                                                        2,273,700
                                                                      -----------
            TRANSPORTATION 0.4%
    6,000   Delta Air Lines, Inc.                                         158,100
                                                                      -----------
            UTILITIES 3.1%
   10,000   American Water Works Company, Inc.                            395,000
   13,000   Qwest Communications                                          217,100
   11,000   Verizon Communications                                        595,210
                                                                      -----------
                                                                        1,207,310
                                                                      -----------
            DIVERSIFIED 1.7%
    7,000   Minnesota Mining & Manufacturing Company                      688,800
                                                                      -----------
            TOTAL COMMON STOCK 60.6%                                   23,845,561
                                                                      -----------
            SHORT TERM INVESTMENTS 4.5%
1,774,416   First American Prime Obligation Fund Class I                1,774,416
                                                                      -----------

            TOTAL INVESTMENTS 99.5%                                    37,379,354

            OTHER ASSETS AND LIABILITIES (NET) 0.5%                       207,466
                                                                      -----------
            NET ASSETS 100%                                           $39,361,236
                                                                      ===========

* Non income producing

STATEMENT OF NET ASSETS                                    AT SEPTEMBER 30, 2001

ASSETS
Investments at market value (cost $19,861,215)                      $ 33,449,202
U.S. Governments (cost $3,763,407)                                     3,930,153
Cash                                                                   1,774,416
Dividends and interest receivable                                        224,373
Receivables for securities sold, not yet delivered                             0
Prepaid expense                                                            5,755
                                                                    ------------
                                                                      39,383,899
LIABILITIES
Accrued management fee                               $     19,119
Accrued custodian and transfer agent fee                    3,544
Payable for securities purchased, not yet received              0         22,663
                                                     ------------   ------------
NET ASSETS
Equivalent to $47.45 per share on 829,529 shares outstanding        $ 39,361,236
                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

NET ASSETS, December 31, 2000                                       $ 41,369,866
Net investment income, per statement below           $    894,416
Distribution to shareholders                             (853,019)        41,397
                                                     ------------
Fund shares issued and repurchased:
   Received for 128,835 shares issued                   6,487,495
   Paid for 97,005 shares repurchased                  (4,901,354)     1,586,141
                                                     ------------
Increase in unrealized net appreciation
  (depreciation) of investments                                       (3,850,774)
Net gain (or loss) realized from sales of securities                     214,606
                                                                    ------------
NET ASSETS, September 30, 2001                                      $ 39,361,236
                                                                    ============

STATEMENT OF NET INVESTMENT INCOME  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME
Dividends                                                           $    415,194
Interest                                                                 768,789
                                                                    ------------
                                                                       1,183,983

EXPENSES
Management fee (Note A)                              $    185,532
Fees and expenses of custodian, transfer agent and
  dividend disbursing agent (Note A)                       16,834
Legal and auditing fees and expenses                       16,350
Insurance                                                   1,056
Other Fees and Expenses                                    69,795        289,567
                                                     ------------   ------------

NET INVESTMENT INCOME                                               $    894,416
                                                                    ============

NOTE A: The investment advisory fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The advisory fee is computed each month at an annual rate of 0.60% of the net asset value of the Fund on the last valuation day of the month. The transfer agent fee was paid to Firstar Mutual Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a total of $6,700.00 in compensation for meetings attended during this nine month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the nine months ended September 30, 2001 aggregated $7,363,039 and $6,771,087 respectively.

                                 MAIRS AND POWER
                               BALANCED FUND, INC.

                                 A NO-LOAD FUND
           W-1420 First National Bank Building, 332 Minnesota Street,
                         St. Paul, Minnesota 55101-1363
Investment Adviser: 651-222-8478          Shareholder Information: 800-304-7404
                              www.mairsandpower.com

SUMMARY OF FINANCIAL INFORMATION

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                       PER SHARE
                                          ------------------------------------
                                                     DISTRIBUTIONS  DIVIDENDS
                                                      OF REALIZED    FROM NET
                  SHARES     TOTAL NET    NET ASSET   SECURITIES    INVESTMENT
   DATES       OUTSTANDING    ASSETS        VALUE        GAINS        INCOME
-------------  -----------  -----------   ---------  -------------  ----------
Dec. 31, 1981    132,236    $ 1,928,460   $  14.59         --       $   1.21
Dec. 31, 1982    135,050      2,274,421      16.84    $   0.33          1.25
Dec. 31, 1983    155,828      2,907,432      18.66         --           1.28
Dec. 31, 1984    155,810      2,729,570      17.52        0.45          1.28
Dec. 31, 1985    183,348      3,837,245      20.93        0.35          1.13
Dec. 31, 1986    253,724      5,395,111      21.27        1.87          0.98
Dec. 31, 1987    295,434      5,772,298      19.54        1.09          1.06
Dec. 31, 1988    317,426      6,569,555      20.70        0.42          1.12
Dec. 31, 1989    344,486      7,886,058      22.89        0.33          1.08
Dec. 31, 1990    366,158      8,075,488      22.06        0.07          1.07
Dec. 31, 1991    400,276     10,676,264      26.67        --            1.00
Dec. 31, 1992    428,672     11,535,822      26.91        0.30          1.00
Dec. 31, 1993    476,860     13,441,576      28.19        0.63          0.99
Dec. 31, 1994    494,968     12,972,976      26.21        0.37          1.03
Dec. 31, 1995    519,272     16,978,753      32.70        0.28          1.02
Dec. 31, 1996    558,234     20,565,014      36.84        0.54          1.10
Dec. 31, 1997    632,540     28,789,593      45.52        0.35          1.19
Dec. 31, 1998    766,420     38,355,609      50.05        0.60          1.24
Dec. 31, 1999    810,184     40,610,878      50.13        0.81          1.39
Dec. 31, 2000    797,699     41,369,866      51.86        4.92          1.58
Sep. 30, 2001    829,529     39,361,236      47.45         --           1.05

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.


                          AVERAGE ANNUAL TOTAL RETURNS

                  THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND
               (PERIOD ENDED SEPTEMBER 30, 2001) ARE AS FOLLOWS:
      1 YEAR: -2.4%            5 YEARS: +12.2%            10 YEARS: +12.2%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF
                              FUTURE PERFORMANCE.

  THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
                                 ORIGINAL COST.

                             OFFICERS AND DIRECTORS

   William B. Frels      George A. Mairs, III          Peter G. Robb         Lisa J. Hartzell
President and Director  Secretary and Director  Vice-President and Director      Treasurer

 Norbert J. Conzemius       Charlton Dietz          Charles M. Osborne       J. Thomas Simonet
       Director                Director                  Director                Director

                                 MAIRS AND POWER
                               BALANCED FUND, INC.